UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


[X] Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 9, 2000

Commission file number 0-14724



                                 Telemetrix Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                                 59-3453156
 ------------------------------             -----------------------------------
(State or other jurisdiction of             (IRS Employer Identification Number)
 incorporation or organization)


                 1225 Sage Street
                 Gering, Nebraska                                  69341
      --------------------------------------                       --------
     (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (308)436-4090

                                    CONTENTS



Item 4. Changes in Registrant's Certifying Accountant.

Pursuant to Item 304 of Regulation S-K, the Registrant represents the following:

(i) Want & Ender CPA, P.C. ("Want & Ender) audited Registrants' financial statements for 1998 and prior years. After the 1999 business combination ("Combination") that changed control of Registrant, Want & Ender ceased to serve as Registrant's certifying accountants (see Current Report on SEC Form 8-K filed May 17, 1999).

(ii) BDO Dunwoody LLP ("BDO") audited the 1998 financial statements for Telemetrix Resource Group Ltd., a Nova Scotia, Canada Corporation and
      Telemetrix Resource Group Inc., a Colorado corporation now known as Telemetrix Solutions Inc. (collectively, "TRG"). TRG became Registrants' subsidiaries in the Combination. TRG had engaged BDO prior to the Combination; BDO's engagement was limited solely to the 1998 financial statements of TRG and BDO will not audit TRG's future financial statements. Registrant has provided BDO with a copy of this Report and has requested BDO furnish a letter commenting on the disclosure in this Report; Registrant will file such letter as an amendment to this Report.

(iii) Fred A. Lockwood & Co., P.C. ("Lockwood"), audited the 1998 & 1997 financial statements for Tracy II Corporation d/b/a Western Total Communications, a Nebraska corporation ("WTC"). WTC became Registrant's subsidiary in the Combination. WTC had engaged Lockwood prior to the Combination and Lockwood will not audit WTC's future financial statements. Registrant has provided Lockwood with a copy of this Report and has requested Lockwood furnish a letter commenting on the disclosure in this Report; Registrant will file such letter as an amendment to this Report.

(iv) None of the prior certifying accountants' reports on the financial statements of Registrant or its subsidiaries for the past two years contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principle.

(v) The appointment of the new certifying accountant was recommended and approved by Registrant's Board of Directors.

(vi) During Registrant's two most recent fiscal years and subsequent interim period up to the date of the change in certifying accountants, there were no disagreements with the former certifying accountants on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if any, were not resolved to the satisfaction of the predecessor auditor, or would have caused the predecessor auditor to make a reference to the subject matter of the disagreement(s) in connection with their report.


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




(vii) Effective March 9, 2000 the Registrant has engaged the accounting firm of Ehrhardt Keefe Steiner & Hottman, Certified Public Accountants and Consultants, 7979 East Tufts Avenue, Denver, Colorado, as Certifying Accountant for the year ending December 31, 1999.

(viii) Prior to engaging the firm, Registrant did not consult with Ehrhardt Keefe Steiner & Hottman with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to Registrant's financial statements.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TELEMETRIX INC.


/s/ Michael L. Glaser
-------------------------------------
Michael L. Glaser
Secretary
Date: March 14, 2000






















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